SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 March 1, 2000


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement, dated as of March 1, 2000, providing for the issuance of Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-1)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



       Delaware                       333-31252             74-2440850
-----------------------------      ----------------     -------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
      Of Incorporation)               File Number)      Identification No.)



       200 Vesey Street
      New York, New York                                        10285
-------------------------------                             -------------
(Address of Principal Executive                               (Zip Code)
          Offices)


      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-31252) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $5,017,776,000 in aggregate principal amount of Class A1, Class A2, Class M1, Class M2, Class M3, Class B1, Class B2, Class B3 and Class R Certificates of its Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-1 on March 31, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 10, 2000, as supplemented by the Prospectus Supplement dated April 10, 2000 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 99.2, dated as of March 1, 2000, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Washington Mutual Bank, FA, as seller and servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class M1, Class M2, Class M3, Class B1, Class B2, Class B3 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of conventional, COFI-indexed adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $6,701,536,869 as of March 1, 2000. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Terms Agreement, dated March 21, 2000, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2000, among Washington Mutual, FA, as Seller, Structured Asset Securities Corporation, as Purchaser, and Lehman Brothers Inc.

         99.2 Pooling and Servicing Agreement, dated as of March 1, 2000, among Washington Mutual Bank, FA, as Seller and Servicer, Structured Asset Securities Corporation, as depositor, and Bankers Trust Company of California, N.A., as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STRUCTURED ASSET SECURITIES
                                        CORPORATION



                                  By:  /s/ Ellen Kiernan
                                       ------------------------
                                       Name:   Ellen Kiernan
                                       Title:  Vice President



Dated:  April 12, 2000

5

                                 EXHIBIT INDEX



Exhibit No.            Description                                  Page No.
-----------            -----------                                  --------


1.1 Terms Agreement, dated March 21, 2000, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2000, among Washington Mutual, FA, as Seller, Structured Asset Securities Corporation, as Purchaser, and Lehman Brothers Inc.

99.2 Pooling and Servicing Agreement, dated as of March 1, 2000, among Washington Mutual Bank, FA, as Seller and Servicer, Structured Asset Securities Corporation, as depositor, and Bankers Trust Company of California, N.A., as Trustee.